CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

I, Lisa M. Jones, certify that, to the best of my knowledge:

1.	The Form N-CSR (the Report) of Pioneer
ILS Interval Fund (the Fund) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15 (d), as applicable, of the Securities
Exchange Act of 1934; and

2.	The information contained in the Report fairly
presents, in all material respects, the financial condition and results of the operations of the Fund.



Date: July 1, 2019



/s/ Lisa M. Jones
Lisa M. Jones
Trustee, President and Chief Executive Officer


This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities Exchange Commission or its staff upon request.




CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

I, Mark E. Bradley, certify that, to the best of my knowledge:

1.	The Form N-CSR (the Report) of
Pioneer ILS Interval Fund (the
Fund) fully complies for the period covered by the Report with the requirements of Section
13(a) or 15 (d), as applicable, of the Securities
Exchange Act of 1934; and

2.	The information contained in the Report fairly
presents, in all material respects, the financial condition and results of the operations of the Fund.



Date: July 1, 2019



/s/ Mark E. Bradley
Mark E. Bradley
Treasurer and Chief Financial & Accounting
Officer


This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities Exchange Commission or its staff upon request.